Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                     REVISED         ORIGINAL
                                                      MAY 97          MAY 97         VARIANCE
                COLLECTIONS
                -----------
INTEREST PAYMENTS RECEIVED                         1,734,303.95    1,729,456.68      4,847.27 (5)
LIQUIDATION PROCEEDS - INTEREST     (2)                    0.00            0.00          0.00
RECOVERIES FROM PRIOR MONTHS        (2)              243,067.25       84,683.42    158,383.83 (8)
                                                  -------------   -------------    ----------
TOTAL INTEREST RECEIVED                            1,977,371.20    1,814,140.10    163,231.10

PRINCIPAL PAYMENTS RECEIVED                        8,899,349.68    8,887,453.53     11,896.15 (5)
REPURCHASED LOAN PROCEEDS                                  0.00                          0.00
LIQUIDATION PROCEEDS - PRINCIPAL                      27,005.25       85,565.42    (58,560.17)(8)
                                                  -------------   -------------    ----------
TOTAL PRINCIPAL RECEIVED                           8,926,354.93    8,973,018.95    (46,664.02)

TOTAL COLLECTIONS                                 10,903,726.13   10,787,159.05    116,567.08

              DISTRIBUTABLE AMOUNTS (1)
              ---------------------
SERVICING FEE AT 1.00%                               145,464.21      146,390.60       (926.39)
CLASS A COUPON INTEREST AT 6.55%                     914,678.15      920,503.30     (5,825.15)
CLASS B COUPON INTEREST AT 6.70%                      38,985.25       39,233.52       (248.27)
                                                  -------------   -------------    ----------
TOTAL COUPON INTEREST                                953,663.40      959,736.82     (6,073.42)
COUPON INTEREST AND SERVICING                      1,099,127.61    1,106,127.42     (6,999.81)


TOTAL PRINCIPAL RECEIVED                           8,926,354.93    8,973,018.95    (46,664.02)
REALIZED LOSS (GROSS-LIQUIDATION)                    368,473.33      126,792.50    241,680.83 (10)
                                                  -------------   -------------    ----------
TOTAL PRINCIPAL                                    9,294,828.26    9,099,811.45    195,016.81
TOTAL COUPON INTEREST                                953,663.40      959,736.82     (6,073.42)
TOTAL SERVICING FEE                                  145,464.21      146,390.60       (926.39)
                                                  -------------   -------------    ----------
INTEREST, PRINCIPAL & SERVICE FEE                 10,393,955.87   10,205,938.87    188,017.00

               RESERVE FUND
               ------------
INTEREST COLLECTED                                 1,977,371.20    1,814,140.10    163,231.10
COUPON INTEREST                                     (953,663.40)    (959,736.82)     6,073.42
SERVICING FEE                                       (145,464.21)    (146,390.60)       926.39
REALIZED LOSS (GROSS-LIQUIDATION)                   (368,473.33)    (126,792.50)  (241,680.83)
                                                  -------------   -------------    ----------
EXCESS CASH TO RESERVE FUND                          509,770.26      581,220.18    (71,449.92)
RESERVE FUND BEGINNING BALANCE                     5,673,104.28    5,709,233.57    (36,129.29)
RESERVE ACCOUNT RELEASE TO SELLER                    811,852.18      876,964.05    (65,111.87)
                                                  -------------   -------------    ----------
RESERVE FUND ENDING BALANCE         (1)            5,371,022.36    5,413,489.70    (42,467.34)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                 10,903,726.13   10,787,159.05    116,567.08
SERVICING FEE                                       (145,464.21)    (146,390.60)       926.39
                                                  -------------   -------------    ----------
OVER/(UNDER) WIRED                                10,758,261.92   10,640,768.45   (117,493.47)
                                                  =============   =============    ==========

          OTHER REPORTED BALANCES
          -----------------------
RESERVE FUND INVESTMENT INCOME      (13)              25,589.57       25,589.57          0.00
                                                  =============   =============    ==========

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                      REVISED          ORIGINAL
                                                      JUNE 97           JUNE 97           VARIANCE
                COLLECTIONS
                -----------
INTEREST PAYMENTS RECEIVED                          1,642,801.59     1,637,552.01          5,249.58  (5)
LIQUIDATION PROCEEDS - INTEREST     (2)                     0.00             0.00              0.00
RECOVERIES FROM PRIOR MONTHS        (2)               197,073.95       169,276.99         27,796.96 (11)
                                                  -------------   -------------          ----------
TOTAL INTEREST RECEIVED                             1,839,875.54     1,806,829.00         33,046.54

PRINCIPAL PAYMENTS RECEIVED                         9,144,648.14     9,161,318.36        (16,670.22) (5)
REPURCHASED LOAN PROCEEDS                                                                      0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       79,424.78        22,508.28         56,916.50 (11)
                                                  -------------   -------------          ----------
TOTAL PRINCIPAL RECEIVED                            9,224,072.92     9,183,826.64         40,246.28

TOTAL COLLECTIONS                                  11,063,948.46    10,990,655.64         73,292.82

              DISTRIBUTABLE AMOUNTS (1)
              ---------------------
SERVICING FEE AT 1.00%                                137,718.52       138,807.43         (1,088.91)
CLASS A COUPON INTEREST AT 6.55%                      865,973.30       872,820.33         (6,847.03)
CLASS B COUPON INTEREST AT 6.70%                       36,909.36        37,201.19           (291.83)
                                                  -------------   -------------          ----------
TOTAL COUPON INTEREST                                 902,882.66       910,021.52         (7,138.86)
COUPON INTEREST AND SERVICING                       1,040,601.18     1,048,828.95         (8,227.77)


TOTAL PRINCIPAL RECEIVED                            9,224,072.92     9,183,826.64         40,246.28
REALIZED LOSS (GROSS-LIQUIDATION)                     443,279.16       496,309.77        (53,030.61)(11)
                                                  -------------   -------------          ----------
TOTAL PRINCIPAL                                     9,667,352.08     9,680,136.41        (12,784.33)
TOTAL COUPON INTEREST                                 902,882.66       910,021.52         (7,138.86)
TOTAL SERVICING FEE                                   137,718.52       138,807.43         (1,088.91)
                                                  -------------   -------------          ----------
INTEREST, PRINCIPAL & SERVICE FEE                  10,707,953.26    10,728,965.36        (21,012.10)

               RESERVE FUND
               ------------
INTEREST COLLECTED                                  1,839,875.54     1,806,829.00         33,046.54
COUPON INTEREST                                      (902,882.66)     (910,021.52)         7,138.86
SERVICING FEE                                        (137,718.52)     (138,807.43)         1,088.91
REALIZED LOSS (GROSS-LIQUIDATION)                    (443,279.16)     (496,309.77)        53,030.61
                                                  -------------   -------------          ----------
EXCESS CASH TO RESERVE FUND                           355,995.20       261,690.28         94,304.92
RESERVE FUND BEGINNING BALANCE                      5,371,022.36     5,413,489.69        (42,467.33)
RESERVE ACCOUNT RELEASE TO SELLER                     670,184.15       576,294.72         93,889.43
                                                  -------------   -------------          ----------
RESERVE FUND ENDING BALANCE         (1)             5,056,833.41     5,098,885.25        (42,051.84)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                  11,063,948.46    10,990,655.64         73,292.82
SERVICING FEE                                        (137,718.52)     (138,807.43)         1,088.91
                                                  -------------   -------------          ----------
OVER/(UNDER) WIRED                                 10,926,229.94    10,851,848.21        (74,381.73)
                                                  =============   =============          ==========

          OTHER REPORTED BALANCES
          -----------------------
RESERVE FUND INVESTMENT INCOME      (13)               23,380.84        23,385.15             (4.31)
                                                  =============   =============         ==========

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                    REVISED         ORIGINAL
                                                    JULY 1997       JULY 1997       VARIANCE
                COLLECTIONS
                -----------
INTEREST PAYMENTS RECEIVED                        1,584,490.54    1,579,411.89      5,078.65
LIQUIDATION PROCEEDS - INTEREST     (2)                   0.00            0.00          0.00
RECOVERIES FROM PRIOR MONTHS        (2)             200,198.18      199,942.22        255.96
                                                  -------------   -------------    ----------
TOTAL INTEREST RECEIVED                           1,784,688.72    1,779,354.11      5,334.61

PRINCIPAL PAYMENTS RECEIVED                       8,547,185.22    8,514,541.34     32,643.88
REPURCHASED LOAN PROCEEDS                                                               0.00
LIQUIDATION PROCEEDS - PRINCIPAL                     40,654.39       40,654.39          0.00
                                                  -------------   -------------    ----------
TOTAL PRINCIPAL RECEIVED                          8,587,839.61    8,555,195.73     32,643.88

TOTAL COLLECTIONS                                10,372,528.33   10,334,549.84     37,978.49

              DISTRIBUTABLE AMOUNTS (1)
              ---------------------
SERVICING FEE AT 1.00%                              129,662.40      130,740.65     (1,078.25)
CLASS A COUPON INTEREST AT 6.55%                    815,316.42      822,096.46     (6,780.04)
CLASS B COUPON INTEREST AT 6.70%                     34,750.27       35,039.24       (288.97)
                                                  -------------   -------------    ----------
TOTAL COUPON INTEREST                               850,066.69      857,135.70     (7,069.01)
COUPON INTEREST AND SERVICING                       979,729.08      987,876.35     (8,147.27)


TOTAL PRINCIPAL RECEIVED                          8,587,839.61    8,555,195.73     32,643.88
REALIZED LOSS (GROSS-LIQUIDATION)                   196,028.25      196,028.25          0.00
                                                  -------------   -------------    ----------
TOTAL PRINCIPAL                                   8,783,867.86    8,751,223.98     32,643.88
TOTAL COUPON INTEREST                               850,066.69      857,135.70     (7,069.01)
TOTAL SERVICING FEE                                 129,662.40      130,740.65     (1,078.25)
                                                  -------------   -------------    ----------
INTEREST, PRINCIPAL & SERVICE FEE                 9,763,596.95    9,739,100.33     24,496.62

               RESERVE FUND
               ------------
INTEREST COLLECTED                                1,784,688.72    1,779,354.11      5,334.61
COUPON INTEREST                                    (850,066.69)    (857,135.70)     7,069.01
SERVICING FEE                                      (129,662.40)    (130,740.65)     1,078.25
REALIZED LOSS (GROSS-LIQUIDATION)                  (196,028.25)    (196,028.25)         0.00
                                                  -------------   -------------    ----------
EXCESS CASH TO RESERVE FUND                         608,931.39      595,449.51     13,481.88
RESERVE FUND BEGINNING BALANCE                    5,056,833.41    5,098,885.25    (42,051.84)
RESERVE ACCOUNT RELEASE TO SELLER                   894,407.10      879,864.29     14,542.81
                                                  -------------   -------------    ----------
RESERVE FUND ENDING BALANCE         (1)           4,771,357.75    4,814,470.47    (43,112.72)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                10,372,528.33   10,334,549.84     37,978.49
SERVICING FEE                                      (129,662.40)    (130,740.65)     1,078.25
                                                  -------------   -------------    ----------
OVER/(UNDER) WIRED                               10,242,865.93   10,203,809.19    (39,056.74)
                                                  =============   =============    ==========

          OTHER REPORTED BALANCES
          -----------------------
RESERVE FUND INVESTMENT INCOME      (13)             20,683.06       20,683.06          0.00
                                                  =============   =============    ==========




FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)  Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.

                                                                          PAGE 1
Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.


                                                       REVISED            ORIGINAL
                COLLECTIONS                            TOTAL 97           TOTAL 97         VARIANCE
                -----------
INTEREST PAYMENTS RECEIVED                          13,110,462.88      13,081,966.06        28,496.82
LIQUIDATION PROCEEDS - INTEREST     (2)                     17.34               0.00            17.34
RECOVERIES FROM PRIOR MONTHS        (2)              2,014,620.82         893,175.55     1,121,445.27
                                                    -------------      -------------     ------------
TOTAL INTEREST RECEIVED                             15,125,101.04      13,975,141.61     1,149,959.43

PRINCIPAL PAYMENTS RECEIVED                         65,876,953.74      65,802,744.55        74,209.19
REPURCHASED LOAN PROCEEDS                                    0.00               0.00             0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       308,617.37         604,091.86      (295,474.49)
                                                    -------------      -------------     ------------
TOTAL PRINCIPAL RECEIVED                            66,185,571.11      66,406,836.41      (221,265.30)

TOTAL COLLECTIONS                                   81,310,672.15      80,381,978.02       928,694.13

              DISTRIBUTABLE AMOUNTS (1)
              ---------------------
SERVICING FEE AT 1.00%                               1,081,524.77       1,085,916.77        (4,392.00)
CLASS A COUPON INTEREST AT 6.55%                     6,800,621.63       6,828,238.56       (27,616.93)
CLASS B COUPON INTEREST AT 6.70%                       289,854.87         291,031.92        (1,177.05)
                                                    -------------      -------------     ------------
TOTAL COUPON INTEREST                                7,090,476.50       7,119,270.48       (28,793.98)
COUPON INTEREST AND SERVICING                        8,172,001.27       8,205,187.25       (33,185.98)


TOTAL PRINCIPAL RECEIVED                            66,185,571.11      66,406,836.41      (221,265.30)
REALIZED LOSS (GROSS-LIQUIDATION)                    3,335,803.57       1,732,155.48     1,603,648.09
                                                    -------------      -------------     ------------
TOTAL PRINCIPAL                                     69,521,374.68      68,138,991.89     1,382,382.79
TOTAL COUPON INTEREST                                7,090,476.50       7,119,270.48       (28,793.98)
TOTAL SERVICING FEE                                  1,081,524.77       1,085,916.77        (4,392.00)
                                                    -------------      -------------     ------------
INTEREST, PRINCIPAL & SERVICE FEE                   77,693,375.95      76,344,179.14     1,349,196.81

               RESERVE FUND
               ------------
INTEREST COLLECTED                                  15,125,101.04      13,975,141.61     1,149,959.43
COUPON INTEREST                                     (7,090,476.50)     (7,119,270.48)       28,793.98
SERVICING FEE                                       (1,081,524.77)     (1,085,916.77)        4,392.00
REALIZED LOSS (GROSS-LIQUIDATION)                   (3,335,803.57)     (1,732,155.48)   (1,603,648.09)
                                                    -------------      -------------     ------------
EXCESS CASH TO RESERVE FUND                          3,617,296.20       4,037,798.88      (420,502.68)
RESERVE FUND BEGINNING BALANCE                      47,076,001.95      42,350,754.11     4,725,247.84
RESERVE ACCOUNT RELEASE TO SELLER                    6,506,460.74       6,252,316.12       254,144.62
                                                    -------------      -------------     ------------
RESERVE FUND ENDING BALANCE         (1)             44,186,837.41      40,136,236.87     4,050,600.54

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                   81,310,672.15      80,381,978.02       928,694.13
SERVICING FEE                                       (1,081,524.77)     (1,085,916.77)        4,392.00
                                                    -------------      -------------     ------------
OVER/(UNDER) WIRED                                  80,229,147.38      79,296,061.25      (933,086.13)
                                                    =============      =============     ============

          OTHER REPORTED BALANCES
          -----------------------
RESERVE FUND INVESTMENT INCOME      (13)               177,573.78         177,577.45            (3.67)
                                                    =============      =============     ============

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                   REVISED            ORIGINAL
                COLLECTIONS                       INCEPTION           INCEPTION          VARIANCE
                -----------
INTEREST PAYMENTS RECEIVED                       31,581,785.05      31,545,993.84         35,791.21
LIQUIDATION PROCEEDS - INTEREST     (2)               1,302.69               0.00          1,302.69
RECOVERIES FROM PRIOR MONTHS        (2)           3,557,756.12       2,055,388.34      1,502,367.78  (12)
                                                ---------------      -------------     ------------
TOTAL INTEREST RECEIVED                          35,140,843.86      33,601,382.18      1,539,461.68

PRINCIPAL PAYMENTS RECEIVED                     150,804,634.23     150,614,590.87        190,043.36
REPURCHASED LOAN PROCEEDS                                 0.00         221,153.25       (221,153.25)
LIQUIDATION PROCEEDS - PRINCIPAL                    691,232.56       2,168,435.29     (1,477,202.73) (12)
                                                ---------------      -------------     ------------
TOTAL PRINCIPAL RECEIVED                        151,495,866.79     153,004,179.41     (1,508,312.62)

TOTAL COLLECTIONS                               186,636,710.65     186,605,561.59         31,149.06

              DISTRIBUTABLE AMOUNTS (1)
              ---------------------
SERVICING FEE AT 1.00%                            2,627,907.93       2,631,704.86         (3,796.93)
CLASS A COUPON INTEREST AT 6.55%                 15,883,551.46      15,907,426.61        (23,875.15)
CLASS B COUPON INTEREST AT 6.70%                    676,985.85         678,003.41         (1,017.56)
                                                ---------------      -------------     ------------
TOTAL COUPON INTEREST                            16,560,537.31      16,585,430.02        (24,892.71)
COUPON INTEREST AND SERVICING                    19,188,445.24      19,217,134.88        (28,689.64)


TOTAL PRINCIPAL RECEIVED                        151,495,866.79     153,004,179.41     (1,508,312.62)
REALIZED LOSS (GROSS-LIQUIDATION)                 7,379,857.03       4,544,998.54      2,834,858.49
                                                ---------------      -------------     ------------
TOTAL PRINCIPAL                                 158,875,723.82     157,549,177.95      1,326,545.87
TOTAL COUPON INTEREST                            16,560,537.31      16,585,430.02        (24,892.71)
TOTAL SERVICING FEE                               2,627,907.93       2,631,704.86         (3,796.93)
                                                ---------------      -------------     ------------
INTEREST, PRINCIPAL & SERVICE FEE               178,064,169.06     176,766,312.83      1,297,856.23

               RESERVE FUND
               ------------
INTEREST COLLECTED                               35,140,843.86      33,601,382.18      1,539,461.68
COUPON INTEREST                                 (16,560,537.31)    (16,585,430.02)        24,892.71
SERVICING FEE                                    (2,627,907.93)     (2,631,704.86)         3,796.93
REALIZED LOSS (GROSS-LIQUIDATION)                (7,379,857.03)     (4,544,998.54)    (2,834,858.49)
                                                ---------------      -------------     ------------
EXCESS CASH TO RESERVE FUND                       8,572,541.59       9,839,248.76     (1,266,707.17)
RESERVE FUND BEGINNING BALANCE                    4,585,300.97       4,585,300.97              0.00
RESERVE ACCOUNT RELEASE TO SELLER                 8,386,484.87       9,610,079.25     (1,223,594.38)
                                                ---------------      -------------     ------------
RESERVE FUND ENDING BALANCE         (1)           4,771,357.69       4,814,470.48        (43,112.79)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                               186,636,710.65     186,605,561.59         31,149.06
SERVICING FEE                                    (2,627,907.93)     (2,631,704.86)         3,796.93
                                                ---------------      -------------     ------------
OVER/(UNDER) WIRED                              184,008,802.72     183,973,856.73        (34,945.99)
                                                ===============    ===============     ============

          OTHER REPORTED BALANCES
          -----------------------
RESERVE FUND INVESTMENT INCOME      (13)            373,895.57         365,930.47          7,965.10
                                                ===============      =============     ============

FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)  Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.